                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        September 14, 1999
                                                  ------------------------------


                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


    California                       0-20803                     74-2644120
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 (State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                    File Number)               Identification No.)
of incorporation)


            1122 Capital of Texas Highway South, Austin, Texas 78746
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code       (512) 328-1112
                                                    -----------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

        Attached as Exhibit 99.1 is the press release issued by IXC Communications, Inc. dated September 14, 1999 which is hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (C) EXHIBITS

              99.1       Press release dated September 14, 1999.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               IXC Communications, Inc.



Dated: September 14, 1999                      By: /s/ JEFFREY C. SMITH
                                                   -----------------------------
                                                   Jeffrey C. Smith
                                                   Senior Vice President,
                                                   General Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------
 99.1             Press release dated September 14, 1999.